MANNING & NAPIER FUND, INC.

Overseas Series

Supplement dated May 19, 2008 to the

Prospectus dated March 1, 2008

This supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus.

The section entitled “Principal Investment Strategies” is hereby amended to add the following paragraph as the new third paragraph of the section:

The Series may, but is not required to, undertake hedging activities and may invest in forward foreign currency contracts to hedge currency risks associated with the purchase of individual securities denominated in a foreign currency.

In addition, the section entitled “Portfolio Managers” is hereby deleted and replaced by the following:

Portfolio Managers

The Advisor’s Senior Research Group establishes the broad investment policies and guidelines used in the management of the Series. The Advisor’s analysts work with the members of the Senior Research Group to develop stock recommendations for the Series in line with the Senior Research Group’s policies and guidelines. Recommendations for security purchases and sales must be approved by a majority of the Senior Research Group before implementation. Security purchases and sales must also be approved by either Mr. Coons, Mr. Herrmann, or Mr. Gambill.

The following people serve on the Advisor’s Senior Research Group:

Name and Title	Christian A. Andreach, Senior Analyst
Business Experience During Last Five Years	Joined the Advisor in 1999. Current position held since 1999. Member of Senior Research Group since 2002.

Name and Title	Jeffrey S. Coons, Ph.D., CFA®, Senior Analyst
Business Experience During Last Five Years	Joined the Advisor in 1993. Current position held since 2002. Co-Director of Research since 2002. Member of Senior Research Group since 1993. Executive Group Member* since 1999.

Name and Title	Jeffrey W. Donlon, CFA®, Senior Analyst
Business Experience During Last Five Years	Joined the Advisor in 1998. Current position held since 1998. Member of Senior Research Group since 2004.

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Name and Title	Brian P. Gambill, CFA®, Senior Analyst
Business Experience During Last Five Years	Joined the Advisor in 1997. Current position held since 1997. Member of Senior Research Group since 2002.

Name and Title	Jeffrey A. Herrmann, CFA®, Senior Analyst
Business Experience During Last Five Years	Joined the Advisor in 1986. Current position held since 1988. Co-Director of Research since 1992. Member of Senior Research Group since 1992.. Executive Group Member* since 2002.

Name and Title	Michael J. Magiera, CFA®, Senior Analyst
Business Experience During Last Five Years	Joined the Advisor in 1988. Current position held since 1999. Member of Senior Research Group since 1992.

Name and Title	Marc Tommasi, Senior Analyst
Business Experience During Last Five Years	Joined the Advisor in 1986. Current position held since 1988. Member of Senior Research Group since 1992.

*	The Executive Group, consisting of senior executive employee-owners, performs the duties of the Office of the Chief Executive of the Advisor.

The Statement of Additional Information contains additional information about the Series’ management team, including the structure of their compensation, their role in managing other accounts, and their ownership of securities in the Series.

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Manning & Napier Fund, Inc.

Supplement dated May 19, 2008 to the

Statement of Additional Information (“SAI”) dated March 1, 2008

This supplement provides new and additional information beyond that contained in the SAI and should be read in conjunction with the SAI.

This supplement applies to the SAI of each of the following Series of the Manning & Napier Fund, Inc. (the “Fund”): Pro-Blend Conservative Term Series, Pro-Blend Moderate Term Series, Pro-Blend Extended Term Series, Pro-Blend Maximum Term Series, Tax Managed Series, Equity Series, and Overseas Series (each a "Series"). It relates to the Class B, Z, D and E Shares of the Pro-Blend Conservative Term Series, Pro-Blend Moderate Term Series, Pro-Blend Extended Term Series, Pro-Blend Maximum Term Series, and to the Class A, B, Z, D and E Shares of the Tax Managed Series.

The section in the SAI entitled “Portfolio Managers” is hereby deleted and replaced by the following:

Portfolio Managers

This section includes information about the Series’ portfolio managers, including information about the dollar range of Fund shares they own, how they are compensated, and other accounts they manage.

For the Pro-Blend Conservative Term Series, Pro-Blend Moderate Term Series, Pro-Blend Extended Term Series, Pro-Blend Maximum Term Series, Tax Managed Series, and Equity Series, the Advisor’s Senior Research Group establishes the broad investment policies and guidelines used in the management of each Series. The Advisor’s analysts work with members of the Senior Research Group to develop stock recommendations for the Series in line with the Senior Research Group’s policies and guidelines. Recommendations for security purchases must be approved by the Senior Research Group prior to implementation.

For the Pro-Blend Series portfolios, the Advisor’s Fixed Income Group, led by Jack Bauer, constructs and monitors the bond portions of the portfolios. This group develops an interest rate overview and a credit approved list that is reviewed by the Senior Research Group prior to implementation.

For the Overseas Series, the Advisor’s Senior Research Group establishes the broad investment policies and guidelines used in the management of the Series. The Advisor’s analysts work with members of the Senior Research Group to develop stock recommendations for the Series in line with the Senior Research Group’s policies and guidelines. Recommendations for security purchases and sales must be approved by a majority of the Senior Research Group before implementation. Security purchases and sales must also be approved by either Mr. Coons, Mr. Herrmann, or Mr. Gambill.

The following individuals serve on the Advisor’s Senior Research Group.

Name and Title	Dollar Range of Equity Securities Beneficially Owned by the Portfolio Manager in the Series covered by this SAI*	Dollar Range of Equity Securities Beneficially Owned by the Portfolio Manager in all Manning & Napier Fund Series*
Christian A. Andreach, Senior Analyst	Equity Series – between $100,001 and $500,000 Overseas Series – between $10,001 and $50,000 Tax Managed Series – between $10,001 and $50,000 Pro-Blend Extended Term Series – between $1 and $10,000	Between $100,001 and $500,000

Jack Bauer, Senior Analyst	None	None

Jeffrey S. Coons, Ph.D., CFA, Senior Analyst	Pro-Blend Extended Term Series – between $100,001 and $500,000	Between $100,001 and $500,000

Jeffrey W. Donlon, Senior Analyst	None	None

Brian P. Gambill, Senior Analyst	None	None

Jeffrey A. Herrmann, Senior Analyst	Pro-Blend Maximum Term Series – between $1 and $10,000 Equity Series – between $500,001 and $1,000,000	Between $500,001 and $1,000,000

Michael J. Magiera, Senior Analyst	Equity Series – between $500,001 and $1,000,000 Overseas Series – between $100,001 and $500,000 Tax Managed Series – between $100,001 and $500,000	Over $1,000,000

Marc Tommasi, Senior Analyst	None	None

*	This information is as of October 31, 2007.

Compensation. Analyst compensation is provided in two basic forms: base salary and bonus. Bonuses may be several times the level of base salary for successful analysts. The analyst bonus system has been established to provide a strong incentive for analysts to make investment decisions in the best interest of Manning & Napier Advisors, Inc. clients, including Series shareholders.

In the analyst bonus system, the gains/losses of securities recommended and reviewed by an analyst are measured over trailing 12-month, 24-month and 36-month time periods and compared to several hurdles. In the case of equity analysts, those hurdles include 0% (i.e., positive returns) and the gain/loss of the S&P 500 Index®. For fixed income analysts, the hurdles are 0% (i.e., positive returns) and the gain/loss on a representative bond benchmark such as the Lehman Bros. Aggregate Index. A bonus rate is established for each time period based upon the number of hurdles surpassed by the analyst. The bonus rate could result in a negative, zero, or positive bonus for the period, generally depending upon whether no hurdles, one hurdle, or multiple hurdles are surpassed by an analyst. Bonuses are calculated by multiplying the analyst’s total gain/loss and the bonus rate for each time period and summed over the three time periods. If this calculation results in a negative bonus (e.g., returns below 0% and the benchmark index), then the negative is carried forward until the analyst achieves a positive bonus to offset the negative balance. In total, the bonus system provides incentives to pursue both downside protection and competitive returns versus benchmarks.

Additional compensation may be provided to certain research analysts in the form of fixed bonuses determined by the Co-Directors of Research or based on a portion of the bonuses paid in the analyst bonus system described above. Also, certain employees may be selected to purchase equity in Manning & Napier Advisors, Inc. based upon a combination of performance and tenure. The Advisor may utilize a bonus when recruiting new research employees to help defray relocation costs, if applicable. Equity ownership in the Advisor represents an important incentive for senior investment professionals and serves as another method to align the long-term interest of employees with the best interest of our clients.

Management of Other Portfolios. Manning & Napier Advisors, Inc. does not use a portfolio manager-based structure for the management of investment portfolios. Instead, the Advisor manages mutual funds, other commingled funds and separate accounts using an analyst-driven process. For funds and separate accounts, the investment recommendations made by an equity analyst will be applied to all portfolios with investment objectives for which the recommendation is appropriate. As a result, the investment professionals involved in managing the Series of the Manning & Napier Fund that invest in equities are also responsible for managing all other portfolios for clients of the Advisor that pursue similar investment objectives (“Similarly Managed Accounts”).

Accordingly, each portfolio manager listed below has been assigned portfolio management responsibility for portions of the Advisor’s Similarly Managed Accounts. The Senior Research Group sets broad investment guidelines, and the individual analysts select individual securities subject to a peer review process. Because the portfolio management role of these individuals extends across all the Advisor’s Similarly Managed Accounts that hold equities, the information for each portfolio manager listed below relates to all the Similarly Managed Accounts. In addition, one of the portfolio managers below has portfolio management responsibility for an account which is subject to a performance-based advisory fee; however, this account is managed with different investment objectives and uses a different security selection process than those that are used for the Fund Series. Information about this account is provided in the footnotes below the table. This information is as of October 31, 2007.

Name	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accts	Total Assets*	Number of Accts	Total Assets	Number of Accts		Total Assets
Christian A. Andreach	13	$4,025,612,800	17	$1,212,799,910	7,498		$13,760,771,401
Jeffrey S. Coons	13	$4,025,612,800	17	$1,212,799,910	7,499	[1]	$13,766,924,992
Jeffrey W. Donlon	13	$4,025,612,800	17	$1,212,799,910	7,498		$13,760,771,401
Brian P. Gambill	13	$4,025,612,800	17	$1,212,799,910	7,498		$13,760,771,401
Jeffrey A. Herrmann	13	$4,025,612,800	17	$1,212,799,910	7,498		$13,760,771,401
Michael J. Magiera	13	$4,025,612,800	17	$1,212,799,910	7,498		$13,760,771,401
Marc Tommasi	13	$4,025,612,800	17	$1,212,799,910	7,498		$13,760,771,401

*	At times assets of the Other Accounts in column 3 may be invested in these registered investment companies.

[1]	Includes one separate account with assets of approximately $6.1 million, which is subject to a performance-based advisory fee.

The Advisor’s fixed income portfolio managers manage the fixed income Series of the Fund, separate accounts with fixed income objectives, and the fixed income portions of mixed asset class investment accounts, other pooled investment vehicles, and separate accounts. Because the portfolio management role of these individuals extends across all the Advisor’s accounts that hold fixed income securities, the information for each portfolio manager listed below relates to all the other accounts under the Advisor’s management. None of these accounts is subject to a performance-based fee. This information is as of October 31, 2007.

Name	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accts	Total Assets*	Number of Accts	Total Assets	Number of Accts	Total Assets
Jack Bauer	9	$2,277,532,749	16	$1,159,499,910	6,969	$11,217,237,501

*	At times assets of the Other Accounts in column 3 may be invested in these registered investment companies.

Management of Conflicts of Interest. The Advisor has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.

For the Fund, other pooled investment vehicles, and Other Accounts that have authorized it to do so, the Advisor trades equities and most fixed income securities on an aggregate basis to increase efficiency of execution. In the event of a partially filled order, the Advisor uses a computer-generated randomizer to objectively assign the order of execution among accounts. Each account that participates in an aggregated order on a particular day will participate at the average security price for that day with all transaction costs shared on a pro-rata basis.

The Advisor’s trading function for equities and most fixed income investments (other than certain fixed income investments, such as new bond issues, as discussed below) is separate from its research function; that is, the individuals recommending and approving security purchases are not the same individuals responsible for executing the trades. For equity and most fixed income security trades, traders exercise individual discretion in order to get the Advisor’s clients the best possible execution on trades, but guidelines as to security, position size, and price are set by the analysts recommending the security. Proprietary and third-party reporting systems monitor implementation of trading programs across the account base.

Occasionally, such as when purchasing new bond issues, the Advisor’s Fixed Income Group identifies the securities to be purchased and a member of the team executes the trades. With respect to any account of the Advisor not receiving a full allocation, the Advisor may purchase more bonds on behalf of such account in the secondary market. In such case, the purchase price of such bonds will likely be higher or lower than that of the initial issue.

To remove the incentive for unauthorized trading and speculation in client accounts, traders are not compensated for profits generated, since investment directives are issued from outside the trading area and then merely implemented by the traders. In addition, the compensation program for individuals recommending securities purchases are based on the returns of the particular security recommended, rather than on the performance of any individual account.

As of October 31, 2007, the Advisor had one account for which its compensation is based on the profitability of the account. This incentive compensation structure may create a conflict of interest for the Advisor with regard to other client accounts for which the Advisor is paid based on a percentage of assets in that the Advisor may have an incentive to allocate the investment ideas that it believes might be the most profitable to the client account where the Advisor might share in investment gains. This risk is minimized by the fact that the Advisor manages this account in accordance with its stated investment objective, which is different from the investment objectives of the Series of the Fund. Further, the Advisor has implemented policies and procedures that prohibit trading in a security for this account if the security is being traded in a Fund Series portfolio at that time.

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